Exhibit 10.4.1

                        AMENDMENT TO EMPLOYMENT AGREEMENT

          This Amendment to Employment Agreement is executed on the 25th day of October, 1999, by and between BALLANTYNE OF OMAHA, INC. ("Ballantyne"), a Delaware corporation, with its principal offices at 4350 McKinley Street, Omaha, Nebraska 68112 (the "Company"), and BRAD J. FRENCH, an individual residing at 1602 Clark Street, Fort Calhoun, Nebraska 68023 (the "Employee").

          WITNESSETH:

          That certain Employment Agreement entered into between the parties on May 1, 1998, is hereby amended as follows:

          1. Paragraph 3(b) of said Employment Agreement is hereby amended to read:

          "(b) Notwithstanding anything to the contrary provided herein, the Company or the Employee may give the other 120 days' notice prior to the end of the term, or of any extension or renewal thereof, of such parties' intention to negotiate a new employment arrangement commencing at the end of the term or to terminate this Agreement. In the event no such notice is given, the term described at subparagraph
          (a) above shall automatically renew for an additional year, and this subsection (b) shall be applicable again within such extension."

          2. Paragraph 3(e) of said Employment Agreement is hereby amended to read as follows:

          "(e) In the event the company shall be sold, whether by a sale of assets or stock, such sale will automatically trigger a simultaneous renewal of the term of this Agreement as provided in paragraph 3(a) hereof, with the first day of such renewal term being the day of closing of the sale, and this Agreement shall remain in full force and effect."

          Except for the changes herein set forth, all other terms, provisions and conditions of said Employment Agreement of May 1, 1998, shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have set their hands the date above written.


                                                  BALLANTYNE OF OMAHA, INC.


                                             BY:  /s/ John P. Wilmers
                                                  ------------------------------
                                                  President



                                                  /s/ Brad J. French
                                                  ------------------------------
                                                  Brad J. French


                                      -1-